UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2006

HYDRIL COMPANY

(Exact name of registrant as specified in its charter)

Delaware	000-31579	95-2777268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Sam Houston Parkway East Houston, Texas	77032-3411
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 449-2000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

Between January 16 and 21, 2006, Hydril Company (“Hydril”) entered into an agreement with each of its executive officers, the form of which is filed herewith as Exhibit 10.1 and incorporated herein by reference, to renew each executive officer’s change of control agreement through December 31, 2006. The form of change of control agreement, the original terms of which provided for a December 31, 2004 expiration, was filed as Exhibit 10.9 to Hydril’s Annual Report on Form 10-K for the year ended December 31, 2001. Prior to the renewals described in this report, each change of control agreement was most recently renewed through December 31, 2005 and the form of such renewal agreement was filed as Exhibit 10.1 to Hydril’s Current Report on Form 8-K dated June 24, 2005.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of Change in Control Renewal Agreement for Executive Officers (through December 31, 2006)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYDRIL COMPANY
Date: March 10, 2006

	By:	/s/ Chris D. North
Chris D. North Chief Financial Officer

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Index to Exhibits

10.1	Form of Change in Control Renewal Agreement for Executive Officers (through December 31, 2006)

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